                                 EXHIBIT 10.56


LOAN MODIFICATION AGREEMENT DATED SEPTEMBER 19, 1994 BY AND BETWEEN THE COMPANY AND SILICON VALLEY BANK

                          LOAN MODIFICATION AGREEMENT


         This Loan Modification Agreement is entered into as of September 19, 1994, by and between IMP, Inc., formerly International Microelectronic Products, Inc. ("Borrower") whose address is 2830 North First Street, San Jose, CA 95134, and Silicon Valley Bank ("Lender") whose address is 3000 Lakeside Drive, Santa Clara, CA 95054.

1. DESCRIPTION OF EXISTING INDEBTEDNESS. Among other indebtedness which may be owing by Borrower to Lender, Borrower is indebted to Lender pursuant to, among other documents, a Promissory Note, dated August 19, 1991, in the original principal amount of Three Million and 00/100 Dollars ($3,000,000.00) (the "CD Secured Note"), and a Promissory Note, dated August 19, 1991, in the original principal amount of Two Million and 00/100 Dollars ($2,000,000.00)
(the "Line of Credit Note")(hereinafter referred to jointly as the "Notes").
The CD Secured Note has been modified pursuant to that certain Change in Terms Agreement dated July 15, 1992 and that certain Loan Modification Agreement dated August 11, 1993. The Line of Credit Note has been modified pursuant to those certain Change in Terms Agreements dated March 16, 1992, July 15, 1992, August 15, 1992, February 19, 1993 and that certain Modification to Loan Agreement dated May 5, 1993 and that certain Loan Modification Agreement dated August 11, 1993 (which includes, without limitation, Borrower's acknowledgement of an increase in the principal amount to $3,500,000.00). The Notes together with other promissory notes from Borrower to Lender, are governed by the terms of a Business Loan Agreement, as amended from time to time, dated August 19, 1991, between Borrower and Lender (the "Loan Agreement").

Hereinafter, all indebtedness owing by Borrower to Lender shall be referred to as the "Indebtedness".

2. DESCRIPTION OF COLLATERAL. Repayment of the Indebtedness is secured by a Commercial Security Agreement, dated August 19, 1991 (the "Security Agreement"), an Assignment of Deposit Account dated August 11, 1993 (the "Assignment"), a Collateral Assignment of Patents dated August 19, 1991 (the "Patent Assignment") and a Trademark Mortgage dated August 19, 1991 (the "Trademark Mortgage").

Hereinafter, the above-described security documents, together with all other documents securing payment of the Note (and other notes executed by Borrower in favor of Lender) shall be referred to as the "Security Documents".
Hereinafter, the Security Documents, together with all other documents evidencing or securing the Indebtedness shall be referred to as the "Existing Loan Documents".

3.       DESCRIPTION OF CHANGE IN TERMS.

                 A.       Modification(s) to CD Secured Note.

                          1. Payable in one payment of all outstanding principal plus all accrued unpaid interest on October 1, 1995. In addition, Borrower will pay regular monthly payments of all accrued unpaid interest due as of each payment date, beginning October 1, 1994, with all subsequent interest payments to be due on the same day of each month after that.

                          2. The Note is hereby amended to provide that the interest rate upon default, at Lender's option and if permitted under applicable law, shall be increased to five percentage points (5.000%) over the otherwise effective interest rate therein.





                                       1
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                 B.       Modification(s) to Line of Credit Note.

                          1. Payable in one payment of all outstanding principal plus all accrued unpaid interest on October 1, 1995. In addition, Borrower will pay regular monthly interest payments of all accrued unpaid interest due as of each payment date, beginning October 1, 1994, with all subsequent interest payments to be due on the same day of each month after that.

                          2. The principal amount available under the Line of Credit shall be increased to Five Million and 00/100 Dollars ($5,000,000.00).

                          3. The Note is hereby amended to provide that the interest rate upon default, at Lender's option and if permitted under applicable law, shall be increased to five percentage points (5.000%) over the otherwise effective interest rate therein.

                          4. The paragraph entitled "Right of Set-Off" is hereby deleted in its entirety and replaced with the following: REQUEST TO DEBIT ACCOUNTS. Borrower will regularly deposit all funds received from its business activities in accounts maintained by Borrower at Silicon Valley Bank. Borrower hereby requests and authorizes Lender to debit any of Borrower's accounts with Lender, specifically, without limitation, Account Number 0341553870, for payments of principal and interest due on the loan and any other obligations owing by Borrower to Lender. Lender will notify Borrower of all debits which Lender makes against Borrower's accounts. Any such debits against Borrower's accounts in no way shall be deemed a setoff.


                 C.       Modification(s) to Loan Agreement.

                          1. The paragraph entitled "Accounts Receivable and Accounts Payable" is hereby deleted in its entirety and replaced with the following:
                                  Provide to Lender not later than 15 days after and as of the end of each month, with a Borrowing Base Certificate and ages lists of accounts receivable and accounts payable. Semi-annual accounts receivable audits to be performed by Lender's agent. Borrower's deposit account will be debited for the audit expense and a notification will be mailed to Borrower.

                          2. The paragraphs entitled "Cash Collateral Account", "Transaction Report", and "Clean-Up Period" are hereby deleted in their entirety.

                          3. The paragraph entitled "Letter of Credit Sublimit" is hereby deleted in its entirety and replaced with the following: Subject to the terms and conditions of the Loan Agreement, Lender agrees to issue or cause to be issued, commercial and/or standby letters of credit for the account of Borrower in an aggregate amount not to exceed $1,000,000.00. Each such letter of credit shall have an expiry date of no later than October 1, 1995. All such letters of credit shall be, in form and substance, acceptable to Lender in its sole discretion and shall be subject to the terms and conditions of Lender's form application and letter of credit agreement.

                          4. The following paragraphs are hereby added to the above-described agreement:

                                  Foreign Exchange Sublimit. Subject to the terms of the Loan Agreement, as amended from time to time, Borrower may utilize up to $2,000,000.00 for spot and future foreign exchange contracts (the "Exchange Contracts"). All Exchange Contracts must provide for delivery of settlement on or before October 1, 1995. The limit available at any time shall be reduced by the following amounts (the "Foreign Exchange Reserve") on each day (the "Determination Date"): (i) on all outstanding Exchange Contracts on which delivery is to be effected or settlement allowed more than two business days from the Determination Date, 10% of the gross amount of the Exchange Contracts; plus (ii) on all outstanding Exchange Contracts on which delivery is to be effected or settlement allowed within two business days after the Determination Date, 100% of the gross amount of the Exchange Contracts. In lieu of the Foreign Exchange Reserve for 100% of the gross amount of any Exchange Contract, the Borrower may request that Lender debit the Borrower's bank account with Lender for such amount, provided Borrower has immediately available funds in such amounts in its bank account.

                                  Lender may, in its discretion, terminate the Exchange Contracts at any time (a) that an Event of Default occurs or (b) that there is no sufficient availability under the Credit Limit and Borrower does not have available funds in its bank account to satisfy the Foreign Exchange Reserve. If Lender terminates the Exchange Contracts, and without limitation of the FX Indemnity Provisions (as referred to below), Borrower agrees to reimburse Lender for any and all fees, costs and expenses relating thereto or arising in connection therewith.

                                  Borrower shall not permit the total gross amount of all Exchange Contracts on which delivery is to be effected and settlement allowed in any two business day period to be more than $1,000,000.00 nor shall Borrower permit the total gross amount of all Exchange Contracts to which Borrower is a party, outstanding at any one time, to exceed $2,000,000.00.

                                  The Borrower shall execute all standard form applications and agreements of Lender in connection with the Exchange Contracts, and without limiting any of the terms of such applications and agreements the Borrower will pay all standard fees and charges of Lender in connection with the Exchange Contracts.

                                  Without limiting any of the other terms of this Agreement or any such standard form applications and agreement of Lender, Borrower agrees to indemnify Lender and hold it harmless, from and against any and all claims, debts, liabilities, demands, obligations, actions, costs and expenses (including, without limitation, attorneys fees of counsel of Lender's choice), of every nature and description which it may sustain or incur, based upon, arising out of, or in any way relating to any of the Exchange Contracts or any transactions relating thereto or contemplated thereby (collectively referred to as the "FX Indemnity Provisions").

4. CONSISTENT CHANGES. The Existing Loan Documents are hereby amended wherever necessary to effect the changes described above.

5. PAYMENT OF LOAN FEE. Borrower shall pay Lender a fee in the amount of Thirty Thousand and 00/100 Dollars ($30,000.00) ("the Loan Fee") plus all out-of-pocket expenses.

6. NO DEFENSES OF BORROWER. Borrower (and each guarantor or pledgor signing below) agree that, as of this date, it has no defenses against the obligations to pay any amounts under the Indebtedness.

7. CONTINUING VALIDITY. Borrower (and each Guarantor or Pledgor signing below) understands and agree that in modifying the existing indebtedness, Lender is relying upon Borrower's representations, warranties, and



                                       3
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agreements, as set forth In the Existing Loan Documents.  Except as expressly modified pursuant to this Loan Modification Agreement, the terms of the Existing Loan Documents remain unchanged and in full force and effect.
Lender's agreement to modifications to the existing indebtedness pursuant to this Loan, Modification Agreement in no way shall obligate Lender to make any future modifications to the Indebtedness. Nothing in this Loan Modification Agreement shall constitute a satisfaction of the Indebtedness. It is the intention of Lender and Borrower to retain as liable parties all makers and endorsers of Existing Loan Documents, unless the party is expressly released by Lender in writing. No maker, endorser, or guarantor will be released by virtue of this Loan Modification Agreement. The terms of this Paragraph apply not only to this Loan Modification Agreement, but also to all subsequent loan modification agreements.

8. CONDITIONS. The effectiveness of this Loan Modification Agreement is conditioned upon Lender's receipt of 1) the Loan Fee; 2) executed UCC-2 Amendment; 3) executed Corporate Borrowing Resolution; and 4) executed Addendum to Collateral Assignment of Patents.

         This Loan Modification Agreement is executed as of the date first written above.



BORROWER:                              LENDER:


IMP, Inc.                              Silicon Valley Bank

By: /s/                                By: /s/  Daniel Corry
    ----------------------------           ---------------------
                                           Daniel Corry
Name: C. S. Isherwood                      Vice President
      --------------------------

Title: Sr. VP, CFO and Secretary
       -------------------------




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

                 ADDENDUM TO COLLATERAL ASSIGNMENT OF PATENTS


        This Addendum to Collateral Assignment of Patents is made this 19th day of September, 1994 and executed pursuant to, and is an addendum to, a Collateral Assignment of Patents, dated August 19, 1991. This Addendum to Collateral Assignment of Patents is presented for recordation as constructive notice that IMP, Inc. ("Assignor"), with principal office at 2830 North First Street, San Jose, CA 95134, is the owner of the intellectual property identified in Exhibit "A" attached hereto, has granted to SILICON VALLEY BANK, with principal offices at 3000 Lakeside Drive, Santa Clara, CA 95054, a security interest in the intellectual property, and the exclusive rights comprised in the intellectual property, to secure payment of a debt.

IN WITNESS WHEREOF, Assignor has executed this Addendum to Collateral Assignment of Patents as of the date first written above.


                                       IMP, INC.


                                       By: /s/
                                           -----------------------------------

                                       Name: C.S. Isherwood
                                             ---------------------------------

                                       Title: Sr. VP CFO and Secretary
                                              --------------------------------

                         ALL-PURPOSE ACKNOWLEDGEMENT

State of California
County of Santa Clara

On 9/26/94 before me, G.R. Lagomarsino, personally appeared C.S. Isherwood,
[X] proved to me on the basis of satisfactory evidence to the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

Witness my hand and official seal.



     /s/  G.R. LAGOMARSINO
- -----------------------------------
        SIGNATURE OF NOTARY


CAPACITY CLAIMED BY SIGNER

[ ] INDIVIDUAL(S)

[X] CORPORATE
              ---------------------
    OFFICER(S) Sr. VP CFO Secretary
               --------------------
    TITLE(S)

[ ] PARTNER(S)

[ ] ATTORNEY-IN-FACT

[ ] TRUSTEE(S)

[ ] SUBSCRIBING WITNESS

[ ] GUARDIAN/CONSERVATOR

[ ] OTHER:
           ------------------------

SIGNER IS REPRESENTING:

NAME OF PERSON(S) OR ENTITY(IES)

             IMP, INC.
- -----------------------------------

- -----------------------------------

- -----------------------------------

           [NOTARY SEAL]

                               IMP Confidential

                                 PATENT LIST
                              22 September 1994

IMP Patents

1.      ELECTRICALLY PROGRAMMABLE READ ONLY MEMORY
        Issued:     20 May 1986                 Patent No.: 4,590,589

2. METHOD AND STRUCTURE FOR USE IN DESIGNING AND BUILDING ELECTRONIC SYSTEMS IN INTEGRATED CIRCUITS
        Issued:     23 September 1986           Patent No.: 4,613,940

3.      METHOD OF STORING DATA IN A READ ONLY MEMORY TO ENHANCE ACCESS TIME
        Issued:     3 September 1991            Patent No.: 5,046,045

4.      DIGITALLY PROGRAMMABLE LINEAR PHASE FILTER HAVING PHASE EQUALIZATION
        Filed       31 July 1991                Patent No.: 5,245,565

5.      DIGITALLY PROGRAMMABLE LINEAR PHASE FILTER HAVING PHASE EQUALIZATION
        (Division)
        Filed       12 April 1993               Status:    046,048
                    28 June 1994                           5,325,317

6. PHASE LOCKED LOOP HAVING CONSTANT GAIN FOR RECOVERING CLOCK FROM NONUNIFORMLY SPACED DATA
        Petersen    22 September 1992           Patent No.: 5,173,664
        Filed       16 September 1990

7.      LOW-NOISE PREAMPLIFIER FOR MAGNETO-RESISTIVE HEADS
        Klein       16 June 1992                Patent No.: 5,122,915
        Filed       26 September 1990

8.      WIDE-BAND DIFFERENTIAL AMPLIFIER USING GM-CANCELLATION
        Klein       12 May 1992                 Patent No.: 5,113,147
        Filed       26 September 1990

License to use for any purpose

1. RUN LENGTH LIMITED ENCODING/DECODING SYSTEM FOR LOW POWER DISK DRIVES Licensed from Integral Peripherals, Inc.
        Filed       31 October 1992             Status     Pending

IMP Applications

1. DISK DRIVE INTERFACE COMBINING A MAGNETO-RESISTIVE READ AND INDUCTIVE WRITE CIRCUITS
        Filed       18 October 1991             Status     Pending

1       September 1994

                               IMP Confidential

2.      CMOS PROCESS AND CIRCUIT INCLUDING ZERO THRESHOLD TRANSISTORS
        Filed       23 June 1992, 902,914       Status     allowed

3. COMPUTER DISK DRIVE INTEGRATED DATA PATH CIRCUIT OPTIMIZED FOR HANDING BOTH DATA & SERVO SIGNALS
        Filed       29 January 1993             Status     Pending

4. COMPUTER DISK DRIVE INTEGRATED DATA PATH CIRCUIT OPTIMIZED FOR HANDLING BOTH DATA & SERVO SIGNALS
        PCT Filed   16 March 1993               Status     Pending

5.      SELF-CASCODING CMOS DEVICE
        Filed       1 December 1993             Status     160,577

6. DIGITALLY PROGRAMMABLE LINEAR PHASE FILTER HAVING PHASE EQUALIZATION (Division for claim 11)
        Filed       12 April 1993               Status:    Parsons

7. CURRENT AMPLIFIER HAVING A FULLY DIFFERENTIAL OUTPUT WITHOUT A DC BIAS, CIP of 168,435
        Filed       16 February 1994            Status     198,135

8. INTEGRATED CIRCUIT HAVING PROGRAMMABLE ANALOG MODULES WITH CONFIGURABLE INTERCONNECTS BETWEEN THEM, (IMP.3)
        Filed       24 May 1994                 Status     248,311

9. CURRENT AMPLIFIER HAVING A FULLY DIFFERENTIAL OUTPUT WITHOUT A DC BIAS, CIP of 198,135 (IMP.21-1)
        Filed       24 May 1994                 Status     248,383

10. DIGITALLY PROGRAMMABLE LINEAR PHASE FILTER HAVING PHASE EQUALIZATION (Division, Claim 11?)
        Filed       20 June 1994                Status:    262,156

11.     PEAK DETECTOR FOR AMPLITUDE MODULATED SIGNALS
        Filed       13 December 1993            Status     166,247

12. PREAMPLIFIER OF A SIGNAL FROM A VARIABLE RESISTANCE SENSOR, AND A CURRENT SOURCE
        Filed       17 December 1993            Status      168,435
        PTO Action  18 May 1994                             rejected


1 September 1994

                               IMP Confidential

Trademarks & Service Marks

1.      3MOS, Service Mark      filed           291,888             2 July 1992
        Abandoned

2.      3MOS, Trademark         filed           291,875             2 July 1992
        Abandoned

3.      Bounce Barrier            ?                ?

4.      PDML                    filed                           20 January 1993

5.      EPAC                    filed                              29 June 1994

6.      MPAC                    filed                              29 June 1994



1 September 1994

            This STATEMENT is presented for filing pursuant to the
                      California Uniform Commercial Code

1.  FILE NO. OF ORIG. FINANCING STATEMENT
    91201571

1A. DATE OF FILING OF ORIG. FINANCING STATEMENT
    9-16-91

1B. DATE OF ORIG. FINANCING STATEMENT
    8-19-91

1C. PLACE OF FILING ORIG. FINANCING STATEMENT
    Sacramento, CA

2B. MAILING ADDRESS
    2830 North First Street

2C. CITY, STATE
    San Jose, CA

2D. ZIP CODE
    95134

4.  SECURED PARTY

    NAME  Silicon Valley Bank
    MAILING ADDRESS  3000 Lakeside Drive
    CITY  Santa Clara
    STATE  CA
    ZIP CODE  95054

6.  A [  ] CONTINUATION - The original Financing Statement between the foregoing Debtor and Secured Party bearing the file number and date shown above is continued. If collateral is crops or timber, check here [ ] and insert description of real property on which growing or to be grown in Item 7 below.

    B [ ] RELEASE - From the collateral described in the Financing Statement bearing the file number shown above, the Secured Party releases the collateral described in item 7 below.

    C [ ] ASSIGNMENT - The Secured Party certifies that the Secured Party has assigned to the Assignee above anmed, all the Secured Party's rights under the Financing Statement bearing the file number shown above in the collateral described in Item 7 below.

    D [ ] TERMINATION - The Secured Party certifies that the Secured Party no longer claims a security interest under the Financing Statement bearing the file number shown above.

    E [XX] AMENDMENT - The Financing Statement bearing the file number shown above is amended as set forth in Item 7 below. (Signature of Debtor required on all amendments)

    F [  ] OTHER

7.  Change Debtor's name to: IMP, Inc.

- --------------------------------------------------------------------------------

8.  (DATE) September 19, 1994

    IMP, Inc.

    By: /s/                                                 Sr. VP and Secretary
        ------------------------------------------------------------------------
        SIGNATURE OF DEBTORS                                (Title)


    Silicon Valley Bank

    By:
        ------------------------------------------------------------------------
        (SIGNATURES OF SECURED PARTY(IES))                  (Title)

10.  Return Copy to:

         Silicon Valley Bank
         2202 N. First Street
         San Jose, CA 95131
         Attn: Loan Services


(1)  FILING OFFICER COPY